UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

(Exact name of registrant as specified in its charter)

Delaware	0‑10967	36‑3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois		60631
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (708) 831‑7563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On August 16, 2018, First Midwest Bancorp, Inc. (“First Midwest”) issued a press release announcing that it has received approval from the Federal Reserve to acquire Northern States Financial Corporation (“Northern States”), the holding company for NorStates Bank.  The press release, dated August 16, 2018, is attached to this report as Exhibit 99.1 and incorporated herein by reference.  The acquisition remains subject to approval by Northern States’ stockholders, regulatory approval by the Illinois Department of Financial and Professional Regulation and the satisfaction of other customary closing conditions.

Forward-Looking Statements

This current report on Form 8-K, including the exhibit attached hereto, as well as any oral statements made by or on behalf of First Midwest, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those relating to First Midwest’s proposed acquisition of Northern States, including the costs and benefits associated therewith and the timing thereof. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import.  Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control.  It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements.  First Midwest cautions you not to place undue reliance on these statements.  Forward-looking statements are made only as of the date of this report, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Northern States might not be realized within the expected timeframes or might be less than projected, the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Northern States’ respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Northern States operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission (the “SEC”).  However, these risks and uncertainties are not exhaustive.  Other sections of such reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Northern States.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger of First Midwest and Northern States, First Midwest has filed a registration statement on Form S-4 (file no. 333-226506) with the SEC.   The registration statement includes a proxy statement of Northern States, which also constitutes a prospectus of First Midwest, that will be sent to Northern States’ stockholders.  Investors and stockholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Northern States and the proposed transaction.  This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.”  Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7563, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott

Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.

Participants in this Transaction

First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States’ stockholders in connection with the proposed transaction.  Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed transaction.  Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018.  The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

99.1Press Release issued by First Midwest Bancorp, Inc., dated August 16, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MIDWEST BANCORP, INC.

Date:	August 16, 2018	By:	/s/ Nicholas J. Chulos
Nicholas J. Chulos Executive Vice President, General Counsel and Corporate Secretary